Third Point Reinsurance Ltd.

Financial Supplement
September 30, 2018

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including basic book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; downgrade or withdrawal of ratings by rating agencies; significant decrease in our capital or surplus; dependence on key executives; dependence on letter of credit facilities that may not be available on commercially acceptable terms; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; dependence on Third Point LLC to implement Third Point Enhanced LP's ("TP Fund") investment strategy; decline in revenue due to poor performance of TP Fund's investment portfolio; risks associated with TP Fund's investment strategy being greater than those faced by competitors; termination by Third Point LLC of TP Fund's investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of TP Fund's investment portfolio; trading restrictions being placed on TP Fund's investments; limited termination provisions in TP Fund's investment management agreements; limited liquidity and lack of valuation data on TP Fund's investments; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; risks associated with the change in our investment management structure; and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q for the periods ended June 30, 2018 and September 30, 2018, and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three and nine months ended September 30, 2018 and 2017	Page 7
Property and Casualty Reinsurance Segment - by Quarter	Page 8
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 9

Investments
Net Investments Managed by Third Point LLC - by Quarter	Page 10
Net Investment Return by Investment Strategy - by Quarter	Page 11

Other
General and Administrative Expenses - by Quarter	Page 12
Basic and Diluted Book Value per Share - by Quarter	Page 13
Earnings (Loss) per Share - by Quarter	Page 14
Return on Beginning Shareholders’ Equity - by Quarter	Page 15

Third Point Reinsurance Ltd.
Key Performance Indicators
September 30, 2018 and 2017
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(6,317)	$(12,565)	$(17,734)	$(33,326)
Combined ratio (1)	104.9%	111.9%	104.3%	108.0%

Key investment return metrics:
Net investment income (loss)	$(3,590)	$88,968	$25,377	$324,803
Net investment return on net investments managed by Third Point LLC	(0.2)%	3.6%	0.6%	14.6%

Key shareholders’ value creation metrics:
Basic book value per share (2) (3)	$16.37	$16.33	$16.37	$16.33
Diluted book value per share (2) (3)	$15.60	$15.65	$15.60	$15.65
Increase (decrease) in diluted book value per share (2)	(0.2)%	3.4%	(0.3)%	15.8%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	(0.8)%	3.5%	(1.2)%	16.8%
Invested asset leverage (3)	1.6	1.6	1.6	1.6

(1)	Refer to accompanying “Segment Reporting - Three and nine months ended September 30, 2018 and 2017” for a calculation of net underwriting loss and combined ratio.

(2)
Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.

(3)	Prior year comparatives represent amounts as of December 31, 2017.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Assets
Investment in related party investment fund, at fair value (1)	$1,627,924	$—	$—	$—	$—
Equity securities, trading, at fair value	—	2,427,768	2,133,170	2,283,050	2,017,463
Debt securities, trading, at fair value	244,876	617,913	635,322	675,158	656,118
Other investments, at fair value	196	52,444	43,109	37,731	30,932
Total investments in securities	1,872,996	3,098,125	2,811,601	2,995,939	2,704,513
Cash and cash equivalents	49,786	17,451	6,410	8,197	6,434
Restricted cash and cash equivalents	581,134	569,968	543,173	541,136	477,362
Subscription receivable from related party investment fund	30,000	—	—	—	—
Due from brokers	12,853	258,764	318,703	305,093	387,786
Derivative assets, at fair value	—	34,738	54,114	73,372	75,781
Interest and dividends receivable	1,975	4,385	4,167	3,774	4,210
Reinsurance balances receivable	577,382	631,952	684,897	476,008	478,206
Deferred acquisition costs, net	231,286	264,408	308,903	258,793	223,091
Unearned premiums ceded	16,772	17,606	15,061	1,049	1,629
Loss and loss adjustment expenses recoverable	1,576	1,414	1,332	1,113	1,587
Other assets	13,082	10,808	7,872	7,320	8,248
Total assets	$3,388,842	$4,909,619	$4,756,233	$4,671,794	$4,368,847
Liabilities
Accounts payable and accrued expenses	$9,200	$12,044	$11,273	$34,632	$24,580
Reinsurance balances payable	71,070	74,013	50,799	41,614	54,654
Deposit liabilities	146,961	129,700	129,957	129,133	126,491
Unearned premium reserves	693,333	792,096	884,758	649,518	615,375
Loss and loss adjustment expense reserves	822,180	791,313	761,631	720,570	699,369
Securities sold, not yet purchased, at fair value	—	443,216	355,447	394,278	405,845
Securities sold under an agreement to repurchase	—	—	19,067	29,618	—
Due to brokers	16	926,588	792,633	770,205	602,230
Derivative liabilities, at fair value	—	12,380	14,510	14,503	17,280
Performance fee payable to related party	—	4,641	20	—	73,210
Participation agreement with related party investment fund	23,149	—	—	—	—
Interest and dividends payable	1,157	5,718	3,049	4,275	1,917
Senior notes payable, net of deferred costs	113,866	113,821	113,777	113,733	113,688
Total liabilities	1,880,932	3,305,530	3,136,921	2,902,079	2,734,639
Redeemable noncontrolling interests in related party	—	7,179	6,801	108,219	16,813
Shareholders’ equity
Common shares	9,417	9,963	10,224	10,723	10,738
Treasury shares	—	—	—	(48,253)	(48,253)
Additional paid-in capital	924,153	994,170	1,029,179	1,099,599	1,099,998
Retained earnings	574,340	587,621	568,019	594,020	549,671
Shareholders’ equity attributable to Third Point Re common shareholders	1,507,910	1,591,754	1,607,422	1,656,089	1,612,154
Noncontrolling interests in related party	—	5,156	5,089	5,407	5,241
Total shareholders’ equity	1,507,910	1,596,910	1,612,511	1,661,496	1,617,395
Total liabilities, noncontrolling interests and shareholders’ equity	$3,388,842	$4,909,619	$4,756,233	$4,671,794	$4,368,847
(1) Effective August 31, 2018, Third Point Reinsurance Ltd., Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), and together with Third Point Re BDA, the (“TPRE Limited Partners”), entered into a Limited Partnership Agreement (“LPA”) to invest in Third Point Enhanced LP (“TP Fund”), a related party investment fund.  As a result, substantially all assets and related liabilities were transferred from the Company’s separate accounts to TP Fund and the TPRE Limited Partners received limited partnership interests in TP Fund in exchange. The TPRE Limited Partners no longer directly hold their invested assets and liabilities but instead, hold an investment in TP Fund.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Revenues
Gross premiums written	$30,064	$174,539	$458,189	$477,457
Gross premiums ceded	—	—	(18,125)	(2,550)
Net premiums written	30,064	174,539	440,064	474,907
Change in net unearned premium reserves	97,929	(68,564)	(28,092)	(57,365)
Net premiums earned	127,993	105,975	411,972	417,542
Net investment loss from investment in related party investment fund (1)	(1,926)	—	(1,926)	—
Net investment income before management and performance fees to related parties	3,641	119,516	57,148	427,982
Management and performance fees to related parties	(5,305)	(30,548)	(29,845)	(103,179)
Net investment income (loss)	(3,590)	88,968	25,377	324,803
Total revenues	124,403	194,943	437,349	742,345
Expenses
Loss and loss adjustment expenses incurred, net	88,706	77,275	265,326	270,549
Acquisition costs, net	40,841	33,974	149,830	157,067
General and administrative expenses	9,511	13,218	28,688	38,804
Other (income) expense	(1,362)	3,846	6,616	8,852
Interest expense	2,074	2,074	6,154	6,151
Foreign exchange (gains) losses	(1,979)	5,437	(4,215)	10,233
Total expenses	137,791	135,824	452,399	491,656
Income (loss) before income tax (expense) benefit	(13,388)	59,119	(15,050)	250,689
Income tax (expense) benefit	111	(3,475)	(4,407)	(14,080)
Net income (loss)	(13,277)	55,644	(19,457)	236,609
Net income attributable to noncontrolling interests in related party	(4)	(959)	(223)	(3,160)
Net income (loss) available to Third Point Re common shareholders	$(13,281)	$54,685	$(19,680)	$233,449
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$(0.14)	$0.54	$(0.20)	$2.27
Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$(0.14)	$0.52	$(0.20)	$2.22
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	95,671,385	101,391,145	98,768,442	102,553,346
Diluted	95,671,385	104,679,574	98,768,442	105,040,251
(1) As a result of the LPA, the management and performance fees are presented within net investment income from investment in related party investment fund from the effective date of the LPA. Management and performance fees incurred prior to the effective date of the LPA are reflected in management and performance fees to related parties.
(2) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Revenues
Gross premiums written	$30,064	$49,765	$378,360	$164,163	$174,539
Gross premiums ceded	—	(3,479)	(14,646)	75	—
Net premiums written	30,064	46,286	363,714	164,238	174,539
Change in net unearned premium reserves	97,929	95,207	(221,228)	(34,722)	(68,564)
Net premiums earned	127,993	141,493	142,486	129,516	105,975
Net investment loss from investment in related party investment fund (1)	(1,926)	—	—	—	—
Net investment income before management and performance fees to related parties	3,641	45,668	7,839	94,682	119,516
Management and performance fees to related parties	(5,305)	(14,493)	(10,047)	(27,532)	(30,548)
Net investment income (loss)	(3,590)	31,175	(2,208)	67,150	88,968
Total revenues	124,403	172,668	140,278	196,666	194,943
Expenses
Loss and loss adjustment expenses incurred, net	88,706	84,000	92,620	99,509	77,275
Acquisition costs, net	40,841	57,584	51,405	31,837	33,974
General and administrative expenses	9,511	9,696	9,481	14,299	13,218
Other (income) expense	(1,362)	3,983	3,995	3,822	3,846
Interest expense	2,074	2,051	2,029	2,074	2,074
Foreign exchange (gains) losses	(1,979)	(8,847)	6,611	2,067	5,437
Total expenses	137,791	148,467	166,141	153,608	135,824
Income (loss) before income tax (expense) benefit	(13,388)	24,201	(25,863)	43,058	59,119
Income tax (expense) benefit	111	(4,390)	(128)	2,104	(3,475)
Net income (loss)	(13,277)	19,811	(25,991)	45,162	55,644
Net income attributable to noncontrolling interests in related party	(4)	(209)	(10)	(813)	(959)
Net income (loss) available to Third Point Re common shareholders	$(13,281)	$19,602	$(26,001)	$44,349	$54,685
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$(0.14)	$0.20	$(0.26)	$0.44	$0.54
Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$(0.14)	$0.19	$(0.26)	$0.42	$0.52
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	95,671,385	99,498,901	101,195,747	101,405,772	101,391,145
Diluted	95,671,385	102,032,485	101,195,747	105,524,115	104,679,574
(1) Effective August 31, 2018, Third Point Re entered into a LPA to invest in Third Point Enhanced LP, a related party investment fund.  As a result, the management and performance fees are presented within net investment income from investment in related party investment fund from the effective date of the LPA. Management and performance fees incurred prior to the LPA are reflected in management and performance fees to related parties.
(2) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three and nine months ended September 30, 2018 and 2017
(expressed in thousands of U.S. dollars)

	Three months ended				Nine months ended
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)
Revenues
Gross premiums written	$30,064	$30,064	$174,539	$174,539	$458,189	$458,189	$477,457	$477,457
Gross premiums ceded	—	—	—	—	(18,125)	(18,125)	(2,550)	(2,550)
Net premiums written	30,064	30,064	174,539	174,539	440,064	440,064	474,907	474,907
Change in net unearned premium reserves	97,929	97,929	(68,564)	(68,564)	(28,092)	(28,092)	(57,365)	(57,365)
Net premiums earned	127,993	127,993	105,975	105,975	411,972	411,972	417,542	417,542
Expenses
Loss and loss adjustment expenses incurred, net	88,706	88,706	77,275	77,275	265,326	265,326	270,549	270,549
Acquisition costs, net	40,841	40,841	33,974	33,974	149,830	149,830	157,067	157,067
General and administrative expenses	4,763	4,763	7,291	7,291	14,550	14,550	23,252	23,252
Total expenses	134,310	134,310	118,540	118,540	429,706	429,706	450,868	450,868
Net underwriting loss	$(6,317)	(6,317)	$(12,565)	(12,565)	$(17,734)	(17,734)	$(33,326)	(33,326)
Net investment income (loss)		(3,590)		88,968		25,377		324,803
Corporate expenses		(4,748)		(5,927)		(14,138)		(15,552)
Other income (expense)		1,362		(3,846)		(6,616)		(8,852)
Interest expense		(2,074)		(2,074)		(6,154)		(6,151)
Foreign exchange gains (losses)		1,979		(5,437)		4,215		(10,233)
Income tax (expense) benefit		111		(3,475)		(4,407)		(14,080)
Net income attributable to noncontrolling interests in related party		(4)		(959)		(223)		(3,160)
Net income (loss) available to Third Point Re common shareholders		$(13,281)		$54,685		$(19,680)		$233,449

Property and Casualty Reinsurance - Underwriting Ratios (2):
Loss ratio	69.3%		72.9%		64.4%		64.8%
Acquisition cost ratio	31.9%		32.1%		36.4%		37.6%
Composite ratio	101.2%		105.0%		100.8%		102.4%
General and administrative expense ratio	3.7%		6.9%		3.5%		5.6%
Combined ratio	104.9%		111.9%		104.3%		108.0%
(1) As a result of the change in the Company’s investment structure, the Company is no longer quantifying the net investment income on float and all non-underwriting income and expenses are presented as a reconciliation to the Company’s consolidated results. Prior year comparatives have been adjusted to conform with the revised presentation.
(2) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Revenues
Gross premiums written	$30,064	$49,765	$378,360	$164,163	$174,539
Gross premiums ceded	—	(3,479)	(14,646)	75	—
Net premiums written	30,064	46,286	363,714	164,238	174,539
Change in net unearned premium reserves	97,929	95,207	(221,228)	(34,722)	(68,564)
Net premiums earned	127,993	141,493	142,486	129,516	105,975
Expenses
Loss and loss adjustment expenses incurred, net	88,706	84,000	92,620	99,509	77,275
Acquisition costs, net	40,841	57,584	51,405	31,837	33,974
General and administrative expenses	4,763	4,963	4,824	7,404	7,291
Total expenses	134,310	146,547	148,849	138,750	118,540
Net underwriting loss	$(6,317)	$(5,054)	$(6,363)	$(9,234)	$(12,565)

Underwriting ratios (2)
Loss ratio	69.3%	59.4%	65.0%	76.8%	72.9%
Acquisition cost ratio	31.9%	40.7%	36.1%	24.6%	32.1%
Composite ratio	101.2%	100.1%	101.1%	101.4%	105.0%
General and administrative expense ratio	3.7%	3.5%	3.4%	5.7%	6.9%
Combined ratio	104.9%	103.6%	104.5%	107.1%	111.9%
(1) As a result of the change in the Company’s investment structure, the Company is no longer quantifying the net investment income on float and all non-underwriting income and expenses are presented as a reconciliation to the Company’s consolidated results. Prior year comparatives have been adjusted to conform with the revised presentation.
(2) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Line and Type of Business
Property	$(3,578)	$1,660	$369	$145,817	$(3)

Workers Compensation	6,948	23,815	5,859	995	19,688
Auto	(1,295)	(54)	73,631	5,790	7,980
Other Casualty	31,375	19,749	73,730	(349)	133,442
Casualty	37,028	43,510	153,220	6,436	161,110

Credit & Financial Lines	1,190	2,476	75,363	9,486	6,033
Multi-line	(4,607)	114	149,408	2,424	949
Other Specialty	31	(2,336)	—	—	6,450
Specialty	(3,386)	254	224,771	11,910	13,432

Total prospective reinsurance contracts	$30,064	$45,424	$378,360	$164,163	$174,539
Retroactive reinsurance contracts	—	4,341	—	—	—
Total property and casualty reinsurance segment	$30,064	$49,765	$378,360	$164,163	$174,539

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter(1)
(expressed in thousands of U.S. dollars)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Assets
Total investments in securities, including investment in related party investment fund	$1,872,800	$3,097,918	$2,811,372	$2,995,097	$2,703,605
Cash and cash equivalents	10,387	43	476	8	449
Restricted cash and cash equivalents	581,134	569,968	543,173	541,136	477,362
Due from brokers	12,853	258,764	318,703	305,093	387,786
Derivative assets, at fair value	—	34,738	54,114	73,372	75,781
Interest and dividends receivable	1,975	4,385	4,167	3,774	4,210
Total assets	$2,479,149	$3,965,816	$3,732,005	$3,918,480	$3,649,193
Liabilities and noncontrolling interests in related party
Accounts payable and accrued expenses	$740	$3,070	$3,616	$5,137	$2,674
Securities sold, not yet purchased	—	443,216	355,447	394,278	405,845
Securities sold under an agreement to repurchase	—	—	19,067	29,618	—
Due to brokers	16	926,588	792,633	770,205	602,230
Derivative liabilities, at fair value	—	12,380	14,510	14,503	17,280
Performance fee payable to related party	—	4,641	20	—	73,210
Participation agreement with related party investment fund	23,149	—	—	—	—
Interest and dividends payable	131	2,696	2,034	1,218	891
Total noncontrolling interests in related party	—	12,335	11,890	113,626	22,054
Total liabilities and noncontrolling interests in related party	24,036	1,404,926	1,199,217	1,328,585	1,124,184
Total net investments managed by Third Point LLC	$2,455,113	$2,560,890	$2,532,788	$2,589,895	$2,525,009

(1) Effective August 31, 2018, Third Point Reinsurance Ltd., Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), and together with Third Point Re BDA, the (“TPRE Limited Partners”), entered into a Limited Partnership Agreement (“LPA”) to invest in Third Point Enhanced LP (“TP Fund”), a related party investment fund.  As a result, substantially all assets and related liabilities were transferred from the Company’s separate accounts to TP Fund and the TPRE Limited Partners received limited partnership interests in TP Fund in exchange. The TPRE Limited Partners no longer directly hold their invested assets and liabilities but instead, hold an investment in TP Fund.

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC (1)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017

Long
Equity	1.9%	3.4%	(0.7)%	4.5%	3.5%
Credit	0.2%	0.3%	0.4%	0.1%	0.5%
Other	(1.2)%	(1.3)%	0.5%	(0.3)%	0.9%
	0.9%	2.4%	0.2%	4.3%	4.9%

Short
Equity	(1.1)%	(1.9)%	—%	(1.5)%	(0.9)%
Credit	—%	(0.2)%	(0.1)%	—%	(0.1)%
Other	—%	0.7%	(0.3)%	(0.1)%	(0.3)%
	(1.1)%	(1.4)%	(0.4)%	(1.6)%	(1.3)%

Net
Equity	0.8%	1.5%	(0.7)%	3.0%	2.6%
Credit	0.2%	0.1%	0.3%	0.1%	0.4%
Other	(1.2)%	(0.6)%	0.2%	(0.4)%	0.6%
	(0.2)%	1.0%	(0.2)%	2.7%	3.6%

(1) Net investment return represents the return on our net investments managed by Third Point LLC, net of fees. The net investment return on net investments managed by Third Point LLC is the percentage change in value of a dollar invested over the reporting period on our net investment assets managed by Third Point LLC.  Effective August 31, 2018, we transitioned from our separately managed account structure to investing in the TP Fund, managed by Third Point LLC.  In addition, certain collateral assets supporting reinsurance contracts held by Third Point Re BDA and Third Point Re USA (the "Collateral Assets") are managed by Third Point LLC from the effective date.  See Note 4 to our condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the period ended September 30, 2018 for additional information.  The net investment return reflects the combined results of investments managed on behalf of Third Point Re BDA and Third Point Re USA prior to the transition date of August 31, 2018 and the investment in the TP Fund and Collateral Assets from the date of transition.  Prior to the transition date of August 31, 2018, the stated return is net of noncontrolling interests and net of withholding taxes, which are presented as a component of income tax expense in our condensed consolidated statements of income. Net investment return is the key indicator by which we measure the performance of Third Point LLC, our investment manager.

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Payroll and related	$2,555	$4,687	$4,587	$9,686	$9,613
Share compensation expenses	2,398	1,313	1,245	(415)	640
Legal and accounting	1,651	1,508	1,416	1,471	1,040
Travel and entertainment	554	449	602	1,953	532
IT related	470	433	474	381	329
Occupancy	325	246	281	249	265
Corporate insurance	170	189	183	179	196
Board of director and related	242	237	226	179	175
Credit facility fees	756	184	57	188	112
Other general and administrative expenses	390	450	410	428	316
	$9,511	$9,696	$9,481	$14,299	$13,218

G&A related to underwriting activities	$4,763	$4,963	$4,824	$7,404	$7,291
Corporate expenses	4,748	4,733	4,657	6,895	5,927
	$9,511	$9,696	$9,481	$14,299	$13,218

Third Point Reinsurance Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,507,910	$1,591,754	$1,607,422	$1,656,089	$1,612,154
Effect of dilutive warrants issued to founders and an advisor	34,950	34,950	34,950	46,512	46,512
Effect of dilutive stock options issued to directors and employees	51,422	51,422	51,422	51,422	54,572
Diluted book value per share numerator:	$1,594,282	$1,678,126	$1,693,794	$1,754,023	$1,713,238
Basic and diluted book value per share denominator:
Common shares outstanding	94,169,725	99,627,399	102,244,248	103,282,427	103,438,485
Unvested restricted shares	(2,041,475)	(2,050,115)	(1,992,162)	(1,873,588)	(2,038,750)
Basic book value per share denominator:	92,128,250	97,577,284	100,252,086	101,408,839	101,399,735
Effect of dilutive warrants issued to founders and an advisor	3,494,979	3,494,979	3,494,979	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,123,531	5,123,531	5,123,531	5,123,531	5,332,833
Effect of dilutive restricted shares issued to directors and employees	1,462,358	1,202,464	1,155,187	905,412	1,061,412
Diluted book value per share denominator:	102,209,118	107,398,258	110,025,783	112,088,945	112,445,143

Basic book value per share (1)	$16.37	$16.31	$16.03	$16.33	$15.90
Diluted book value per share (1)	$15.60	$15.63	$15.39	$15.65	$15.24

Increase (decrease) in diluted book value per share	(0.2)%	1.6%	(1.7)%	2.7%	3.4%

(1)
Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and represents basic book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the change in basic book value per share divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	95,671,385	99,498,901	101,195,747	101,405,772	101,391,145
Dilutive effect of options	—	1,274,609	—	1,945,154	1,536,419
Dilutive effect of warrants	—	878,977	—	1,762,242	1,416,696
Dilutive effect of restricted shares with service and performance condition	—	379,998	—	410,947	335,314
Diluted number of common shares outstanding	95,671,385	102,032,485	101,195,747	105,524,115	104,679,574

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$(13,281)	$19,602	$(26,001)	$44,349	$54,685
Net income allocated to Third Point Re participating common shareholders	—	(6)	—	(23)	(55)
Net income (loss) allocated to Third Point Re common shareholders	$(13,281)	$19,596	$(26,001)	$44,326	$54,630

Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$(0.14)	$0.20	$(0.26)	$0.44	$0.54

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$(13,281)	$19,602	$(26,001)	$44,349	$54,685
Net income allocated to Third Point Re participating common shareholders	—	(6)	—	(22)	(53)
Net income (loss) allocated to Third Point Re common shareholders	$(13,281)	$19,596	$(26,001)	$44,327	$54,632

Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$(0.14)	$0.19	$(0.26)	$0.42	$0.52

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Net income (loss) available to Third Point Re common shareholders	$(13,281)	$19,602	$(26,001)	$44,349	$54,685
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	1,591,754	1,607,422	1,656,089	1,612,154	1,556,323
Impact of weighting related to shareholders’ equity from shares repurchased	(24,447)	(7,606)	(3,243)	—	—
Adjusted shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,567,307	$1,599,816	$1,652,846	$1,612,154	$1,556,323
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	(0.8)%	1.2%	(1.6)%	2.8%	3.5%

(1)
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders, as presented, is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe that return on beginning shareholders’ equity attributable to Third Point Re common shareholders is an important measure because it assists our management and investors in evaluating the Company’s profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. For period where there is a loss, this adjustment decreased the stated returns on beginning shareholders’ equity and for period where there is a gain, this adjustment increased the stated returns on beginning shareholders’ equity.